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                                                                      Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement No. 33-63005 on Form S-3 of National Bancshares Corporation of our report dated January 17, 2003 on the consolidated financial statements of National Bancshares Corporation incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 2002.


                                               /s/ Crowe, Chizek and Company LLP
                                                   Crowe, Chizek and Company LLP



Columbus, Ohio
March 24, 2003